UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

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FORM 8-K

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CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  December 10, 2008

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Andover Energy Holdings, Inc.

Exact name of registrant as specified in its charter)

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Florida	000-25003	64-1045849
(State or other jurisdiction)	(Commission File Number)	(I.R.S. Employer Identification Number)

205 Worth Avenue, Suite 201

Palm Beach, Fl., 33480

(Address of principal executive offices)

561-655-3200

Registrant’s telephone number, including area code.

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02(b)

Resignation of Director

Elena Golovanova, a director of the Company, has verbally informed Bradford L. Tolley, our Chief Executive Officer, of her desire to resign her position as a director. On December 10, 2008, the Company’s Board of Directors met and accepted Ms. Golovanova’s resignation.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Andover Energy Holdings, Inc.

By:	/s/ BRADFORD L. TOLLEY
Bradford L. Tolley, CEO

Date: December 19, 2008

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